Joint Filer Information

Name of Joint Filer:             HM3/GP Partners, L.P.

Address of Joint Filer:          c/o Hicks, Muse, Tate & Furst Incorporated
                                 200 Crescent Court, Suite 1600
                                 Dallas, Texas 75201

Designated Filer:                Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring
Statement:                       July 24, 2013

Issuer Name and Ticker Symbol:   LIN TV Corp. (NYSE: TVL)

Signature:                       HM3/GP Partners, L.P.

                                 By:   Hicks, Muse GP Partners III, L.P., its
                                       general partner

                                 By:   Hicks, Muse Fund III Incorporated, its
                                       general partner

                                 By:  /s/ David W. Knickel
                                      -----------------------------------------------
                                      David W. Knickel
                                      Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:             HM3 Coinvestors, L.P.

Address of Joint Filer:          c/o Hicks, Muse, Tate & Furst Incorporated
                                 200 Crescent Court, Suite 1600
                                 Dallas, Texas 75201

Designated Filer:                Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring
Statement:                       July 24, 2013

Issuer Name and Ticker Symbol:   LIN TV Corp. (NYSE: TVL)

Signature:                       HM3 Coinvestors, L.P.

                                 By:  Hicks, Muse GP Partners III, L.P., its
                                      general partner

                                 By:  Hicks, Muse Fund III Incorporated, its
                                      general partner

                                 By:  /s/ David W. Knickel
                                      -----------------------------------------------
                                      David W. Knickel
                                      Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:             Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:          c/o Hicks, Muse, Tate & Furst Incorporated
                                 200 Crescent Court, Suite 1600
                                 Dallas, Texas 75201

Designated Filer:                Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring
Statement:                       July 24, 2013

Issuer Name and Ticker Symbol:   LIN TV Corp. (NYSE: TVL)

Signature:                       Hicks, Muse GP Partners III, L.P.

                                 By:  Hicks, Muse Fund III Incorporated, its
                                      general partner

                                 By:  /s/ David W. Knickel
                                      -----------------------------------------------
                                      David W. Knickel
                                      Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:             Hicks, Muse Fund III Incorporated

Address of Joint Filer:          c/o Hicks, Muse, Tate & Furst Incorporated
                                 200 Crescent Court, Suite 1600
                                 Dallas, Texas 75201

Designated Filer:                Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring
Statement:                       July 24, 2013

Issuer Name and Ticker Symbol:   LIN TV Corp. (NYSE: TVL)

Signature:                       Hicks, Muse Fund III Incorporated

                                 By:  /s/ David W. Knickel
                                      -----------------------------------------------
                                      David W. Knickel
                                      Vice President and Chief Financial Officer